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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             Filed pursuant to Section 13 or 15(d) of

               THE SECURITIES EXCHANGE ACT OF 1934

                 March 30, 1998 (March 27, 1998)
        ------------------------------------------------
        Date of Report (Date of earliest event reported)


                     OLSTEN CORPORATION
        ------------------------------------------------
       (Exact name of registrant as specified in charter)


                           Delaware
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        (State or other jurisdiction of incorporation)


                            0-3532
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                  (Commission File Number)


                          13-2610512
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             (IRS Employer Identification No.)



                   175 Broad Hollow Road
               Melville, New York 11747-8905
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         (Address of principal executive offices)



                    (516) 844-7800
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     (Registrant's telephone number, including area code)












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ITEM 5. OTHER EVENTS
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        Registrant released the press release attached hereto as
        Exhibit 99 on March 27, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        (c)     Exhibits

                Exhibit 99 -- Press release dated March 27, 1998.
















































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                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OLSTEN CORPORATION
                                       (REGISTRANT)


Date:  March 30, 1998               By:/s/ Laurin L. Laderoute, Jr.
                                       ----------------------------
                                       Laurin L. Laderoute, Jr.
                                       Vice President